EXHIBIT 32-1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gannett Co., Inc. (“Gannett”) on Form 10-Q for the quarter ended June 26, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig A. Dubow, chairman and chief executive officer of Gannett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of

Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents,

in all material respects, the financial condition and results of operations of Gannett.

/s/ Craig A. Dubow
Craig A. Dubow
Chairman and Chief Executive Officer (principal executive officer)

August 3, 2011